                                 Exhibit 99.2

Series 1998-1 Monthly Certificateholders' Statement for the month of August 1998

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      YOUNKERS MASTER TRUST SERIES 1995-1
               PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
   1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's,
 Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee,
  the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  All references
herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master
      Trust Series 1998-1 are used interchangeably.  The information with respect to Series 1998-1 is set forth below:



     DATE OF THE CERTIFICATE                           SEPTEMBER 10, 1998
     MONTHLY PERIOD ENDING:                               AUGUST 31, 1998
     DETERMINATION DATE                                SEPTEMBER 10, 1998
     DISTRIBUTION DATE                                 SEPTEMBER 15, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                          General
------------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                  No             201
202  Early Amortization Period                                                                            No             202
203  Class A Investor Amount paid in full                                                                 No             203
204  Class B Investor Amount paid in full                                                                 No             204
205  Class C Investor Amount paid in full                                                                 No             205
206  Proffitt's Inc. is the Servicer                                                                     Yes             206

------------------------------------------------------------------------------------------------------------------------------------
                                                      Investor Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      as of the end of
                                                                      as of the end of prior            the relevant
                                                                           Monthly Period              Monthly Period
                                                                      ----------------------          -----------------
207  Series 1998-1 Investor Amount                                         $91,500,000        207(a)    $91,500,000      207(b)
208   Class A Investor Amount                                              $67,000,000        208(a)    $67,000,000      208(b)
209   Class B Investor Amount                                              $ 8,000,000        209(a)    $ 8,000,000      209(b)
210   Class C Investor Amount                                              $16,500,000        210(a)    $16,500,000      210(b)

211  Series 1998-1 Adjusted Investor Amount                                $91,500,000        211(a)    $91,500,000      211(b)
212  Series 1998-1 Investor Amount                                         $91,500,000        212(a)    $91,500,000      212(b)
213   Principal Account Balance                                            $         -        213(a)    $         -      213(b)


214   Class A Certificate Rate                                                                             6.43%         214
215   Class B Certificate Rate                                                                             6.61%         215
216   Class C Certificate Rate                                                                             0.00%         216
217  Weighted average interest rate for Series 1998-1                                                      5.29%         217

                                                                                                      as of the end of
                                                                      as of the end of prior            the relevant
                                                                          Monthly Period               Monthly Period
                                                                      ----------------------         -----------------

218  Series 1998-1 Investor Percentage with respect to                         14.05%         218(a)      13.78%         218(b)
     Finance Charge Receivables
219   Class A                                                                  10.29%         219(a)      10.09%         219(b)
220   Class B                                                                   1.23%         220(a)       1.21%         220(b)
221   Class C                                                                   2.53%         221(a)       2.49%         221(b)

222  Series 1998-1 Investor Percentage with respect to Principal               14.05%         222(a)      13.78%         222(b)
223   Class A                                                                  10.29%         223(a)      10.09%         223(b)
224   Class B                                                                   1.23%         224(a)       1.21%         224(b)
225   Class C                                                                   2.53%         225(a)       2.49%         225(b)

226  Series 1998-1 Investor Percentage with respect to Default Amounts         14.05%         226(a)      13.78%         226(b)
227   Class A                                                                  10.29%         227(a)      10.09%         227(b)
228   Class B                                                                   1.23%         228(a)       1.21%         228(b)
229   Class C                                                                   2.53%         229(a)       2.49%         229(b)

                                                                      Page 1of 4

------------------------------------------------------------------------------------------------------------------------------
                                               Series 1998-1 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------
 230  The sum of the daily allocations of collections of Principal Receivables for              $             -        230
      the relevant Monthly Period
 231    Class A distribution of collections of Principal Receivables per $1,000 of              $             -        231
      original principal amount
 232    Class B distribution of collections of Principal Receivables per $1,000 of              $             -        232
      original principal amount
 233    Class C distribution of collections of Principal Receivables per $1,000 of              $             -        233
      original principal amount
 234    Class A distribution attributable to interest per $1,000 of original                    $          5.36        234
      principal amount
 235    Class B distribution attributable to interest per $1,000 of original                    $          5.51        235
      principal amount
 236    Class C distribution attributable to interest per $1,000 of original                    $             -        236
      principal amount
 237  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of             $          1.67        237
      original principal amount

 ------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-1
 ------------------------------------------------------------------------------------------------------------------------------

      Allocations of Finance Charge Collections
      -----------------------------------------
 238    Investor allocation of Finance Charge Collections during the Collection                 $     1,874,660        238
      Period pursuant to Section 4.4
 239    Investment earnings during Collection Period of Series Accounts to be treated as        $             -        239
      investor Finance Charge Collections:
 240      (a) Collection Account                                                                $             -        240
 241      (b) Reserve Account                                                                   $             -        241
 242      (c) Principal Account                                                                 $             -        242
 243    Monthly Finance Charge Allocation prior to allocation of Shared Finance                 $     1,874,660        243
      Charge Collections (line 238 + line 239)
 244    "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))           $             -        244
 245    "Reserve Account Surplus" for the Distribution Date (pursuant to Section                $             -        245
      4.9(c))
 246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                        $             -        246

 247  Total allocations of Finance Charge Collections during the Relevant Monthly Period (sum   $     1,874,660        247
      of line 243, line 244, line 245 and line 246)

 ------------------------------------------------------------------------------------------------------------------------------
                                             Application of Finance Charge Collections
 ------------------------------------------------------------------------------------------------------------------------------

 248  Shared Finance Charge Collections allocated to Series 1998-1 to cover the Total           $             -        248
      Deficiency Amount pursuant to Section 4.6
 249  Class A Monthly Interest plus the amount of any previous month's Class A Interest         $       359,008        249
      Shortfall plus any Class A Additional Interest (Section 4.6 (a))
 250  Class B Monthly Interest plus the amount of any previous month's Class B Interest         $        44,067        250
      Shortfall plus any Class B Additional Interest (Section 4.6 (a))
 251  Investor Monthly Servicing Fee due for the relevant Monthly Period (Section               $       152,500        251
      4.6 (c))
 252  Investor Monthly Servicing Fee due but not distributed to the Servicer for                $             -        252
      prior Monthly Periods (Section 4.6 (c))
 253  Investor Default Amount (Section 4.6 (d))                                                 $       312,324        253
 254  Unpaid Deposit Obligation (Section 4.6 (e))                                               $             -        254
 255  Aggregate amount of Class A Investor Charge-Offs which have not been                      $             -        255
      previously reimbursed (Section 4.6 (f))

          An amount equal to any unreimbursed reductions of the Class B Investor Amount,
 256      if any, due to (i) Reallocated Principal Collections and (ii) Class B Investor
          Charge-Offs (Section 4.6(f))                                                                   $          -        256
          An amount equal to any unreimbursed reductions of the Class C Investor Amount,
 257      if any, due to (i) Reallocated Principal Collections and (ii) Class C Investor
          Charge-Offs (Section 4.6(f))                                                                   $          -        257
 258      Excess, if any, of the Required Reserve Account Amount over the amount on
          deposit in the Reserve Account (Section 4.6 (g))                                               $          -        258
          Class C Certificate Interest accrued and unpaid in respect of the portion of
 259      the Class C Investor Amount held by Persons other than the Servicer or its
          Affiliates (Section 4.6 (h))                                                                                       259
 260      Excess Spread                                                                                  $  1,006,761        260
=================================================================================================================================
                                                Determination of Monthly Principal
=================================================================================================================================

          During the Accumulation Period
          ------------------------------
 261        Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the inclusion
          of amounts in line 262 below                                                                   $          -        261
 262        Amounts included in calculation of Excess Spread to be included in Collections
          of Principal Receivables (Section 4.6 (d), (e), (f))                                           $          -        262
 263        Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                     $          -        263

 264      Controlled Deposit Amount                                                                      $          -        264
 265        Controlled Deposit Amount for the relevant Monthly Period during the
          Accumulation Period                                                                            $          -        265
 266        Deficit Controlled Deposit Amount for the preceding Monthly Period                           $          -        266

 267      Excess of the Monthly Total Principal Allocation over the Controlled Deposit
          Amount to be paid to the holder of the Exchangeable Transferor Certificate                     $          -        267

 268      Deficit Controlled Deposit Amount for the relevant Monthly Period                              $          -        268

 269      Total amount deposited to the Principal Account                                                $          -        269

          During the Rapid Amortization Period
          ------------------------------------
 270        Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
          inclusion of amounts in line 271 below                                                         $          -        270
 271        Amounts included in calculation of Excess Spread to be included in
          Collections of Principal Receivables (Section 4.6 (d), (e), (f))                               $          -        271
 272        Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                     $          -        272

 273      Lesser of the Monthly Total Principal Allocation and the Adjusted Investor
          Amount (Section 4.4 (c)(ii))                                                                   $          -        273

          Shared Principal Collections allocable to the Series 1998-1 Certificate
 274      (to the extent the Adjusted Investor Amount exceeds the balance of the
          Principal Amount after giving effect to line 273)                                              $          -        274

 275      Total Amount deposited to the Principal Account                                                $          -        275

 276      Principal Account balance after deposit to Principal Account for
          relevant Monthly Period                                                                        $          -        276
=================================================================================================================================
                                                 Reallocated Principal Collections
=================================================================================================================================

 277      Reallocated Principal Collections                                                              $          -        277
 278        Class C Reallocated Amount (to the extent needed to fund excess of Total
          Deficiency Amount over Investor Default Amount)                                                $          -        278
 279        Class B Reallocated Amount (to the extent needed to fund excess of Total
          Deficiency Amount over Investor Default Amount)                                                $          -        279

-------------------------------------------------------------------------------------------------------------------------------
                                         Total Deficiency Amount and Investor Charge-Offs
-------------------------------------------------------------------------------------------------------------------------------
 280   Monthly Finance Charge Allocation prior to allocation of Shared                               $    1,874,660     280
       Finance Charge Collections

 281   Total Monthly Payment                                                                         $      867,899     281
 282      Class A Certificate Interest                                                               $      359,008     282
 283      Class B Certificate Interest                                                               $       44,067     283
 284      Investor Monthly Servicing Fee                                                             $      152,500     284
 285      Investor Default Amount                                                                    $      312,324     285
 286      Unpaid Deposit Obligation                                                                  $            -     286

 287   Total Deficiency Amount prior to allocation of Shared Finance Charge                          $            -     287
       Collections (excess of line 281 over line 280)

 288   Allocation of Shared Finance Charge Collections to Series 1998-1                              $            -     288
       during the Relevant Monthly Period
 289      Total Deficiency Amount ("Shortfall") (Section 4.6)                                        $            -     289

 290   Investor Charge-Offs                                                                          $            -     290
 291      Class C Investor Charge-Offs                                                               $            -     291
 292      Class B Investor Charge-Offs                                                               $            -     292
 293      Class A Investor Charge-Offs                                                               $            -     293

-------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
 294      Aggregate amount of Class A Investor Charge-Offs over Class A                              $            -     294
          Investor Charge-offs reimbursed pursuant to Section 4.6(f)

       Class B
       -------
 295      Aggregate amount of Class B Investor Charge-Offs over Class B                              $            -     295
       Investor Charge-offs reimbursed pursuant to Section 4.6(f)
          Aggregate amount of Class B Reallocated Amounts over Class B
 296   Reallocated Amounts reimbursed pursuant to subsection 4.6(f) or                               $            -     296
       allocated to the Class C Investor Amount pursuant to Section 4.11

       Class C
       -------
 297      Aggregate amount of Class C Investor Charge-Offs over Class C                              $            -     297
       Investor Charge-offs reimbursed pursuant to Section 4.6(f)
 298      Aggregate amount of Class C Reallocated Amounts over Class C                               $            -     298
       Reallocated Amounts reimbursed pursuant to subsection 4.6(f)

-------------------------------------------------------------------------------------------------------------------------------
                                                           Pool Factors
-------------------------------------------------------------------------------------------------------------------------------

 299   Class A Pool Factor                                                                                100.00%       299
 300   Class B Pool Factor                                                                                100.00%       300
 301   Class C Pool Factor                                                                                100.00%       301

-------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
-------------------------------------------------------------------------------------------------------------------------------

 302   Required Reserve Account Amount ( if applicable)                                                      N/A        302
 303   Reserve Account Reinvestment Rate (if applicable)                                                     N/A        303
 304   Reserve Account balance                                                                       $         -        304

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 1998.

       Proffitt's, Inc., as Servicer


       By   /s/ James S. Scully
         ----------------------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer